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                                                                   EXHIBIT 10.16


                                                               December 17, 1999

TO:      Holders of Series A, B and C Convertible Preferred Stock

            RE:      LETTER AGREEMENT SERIES A, B AND C PREFERRED STOCK

Ladies and Gentlemen:

         Advanced Environmental Recycling Technologies, Inc., a Delaware corporation (the "Company"), believes that certain rights which the holders (the "Purchasers") of the outstanding shares of Series A, B and C Preferred Stock of the Company (the "Series A, B and C Preferred Stock") possess may require that the Series A, B and C Preferred Stock be treated as debt and not as equity. As a result, the Company has requested that the Purchasers enter into this letter agreement (this "Agreement") relating to such rights. The Purchasers have agreed to enter into this Agreement on the terms and conditions set forth below. The Company and each of the Purchasers, for good and valuable consideration, intending to be legally bound, hereby agree as follows:

     1. Article VIII.A(v)(b) of the Certificates of Designation in respect of the Series A, B and C Preferred Stock dated November 10, 1998, as amended April 12, 1999 (the "Certificates of Designation"), is hereby amended and restated in its entirety as follows:

          (b) merge, consolidate or engage in any other business combination with any other entity (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation and other than pursuant to a merger in which the Corporation is the surviving or continuing entity and the voting capital stock of the Corporation immediately prior to such merger represents at least 50% of the voting power of the capital stock of the Corporation after the merger) (provided, however, that no transaction described in this subparagraph shall constitute a Redemption Event unless the Board of Directors of the Corporation shall have approved such transaction (including, in the case of a tender offer to, or proxy solicitation of, the shareholders of the Corporation which results in the consummation of any such transaction, the approval of the commencement of such tender offer or proxy solicitation)); or

     2. Article VIII.A(v)(c) of the Certificates of Designation in respect of the Series A, B and C Preferred Stock dated November 10, 1998, as amended April 12, 1999 (the "Certificates of Designation"), is hereby amended and restated in its entirety as follows:

          (c) [Intentionally Deleted]; or

     3. All remaining terms and provisions of the Certificates of Designation shall continue and survive this Agreement and remain in full force and effect.

     4. This agreement shall become effective when (i) counterparts of this Agreement have been signed by each party hereto and delivered to each other party hereto and (ii) the Company shall have delivered to each Purchaser of Series A Preferred stock only a Lock-Up Agreement in substantially the form of Exhibit A attached hereto duly executed by each of the parties thereto.

If the foregoing accurately states the terms of the agreement that each of you have reached with the Company, please so indicate by signing this Agreement in the space indicated below. This Agreement may



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be executed in two or more counterparts, all of which shall be considered one and the same Agreement. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.


                                                Very truly yours,

                                                ADVANCED ENVIRONMENTAL RECYCLING
                                                TECHNOLOGIES, INC.


                                                By:  /S/ Joe G. Brooks, Chairman
                                                   -----------------------------

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Agreed to and accepted as of the date first written above:

ZANETT LOMBARDIER, LTD.                         HARLOW ENTERPRISES, INC.


By:       /S/ G. A. Cicogna                     By:
    ------------------------------              Name:
Name:  Gianluca Cicogna                              --------------------------
Title: Director to Advisor                      Title:
                                                      -------------------------



PARKLAND LIMITED


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------


GOLDMAN SACHS PERFORMANCE                       GOLDMAN SACHS PERFORMANCE
PARTNERS (OFFSHORE), L.P.                       PARTNERS, L.P.

By:  Commodities Corporation LLC,               By: Commodities Corporation LLC,
     its general partner                            its general partner


By:  /S/ Michael Strashinsky                    By:  /S/ Michael Strashinsky
   -------------------------------                  ---------------------------
Name:  Michael Strashinsky                      Name:  Michael Strashinsky
Title: Vice President                           Title: Vice President





/S/ Samuel L. Milbank                           /S/ Bruno Guazzoni
----------------------------------              -------------------------------
SAMUEL L. MILBANK                               BRUNO GUAZZONI


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Agreed to and accepted as of the date first written above:

RAZORBACK FARMS, INC.                           BROOKS INVESTMENTS, INC.


By: /S/ Steve Brooks                            By:  /S/ Marjorie S. Brooks
   -------------------------------                 ----------------------------
Name:  RAZORBACK FARMS, INC.                    Name:  BROOKS INVESTMENT CO.
Title: CEO                                      Title: Chairman





/S/ Ike Tull                                    /S/ Michael Tull
----------------------------------              -------------------------------
IKE TULL                                        MICHAEL TULL






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Agreed to and accepted as of the date first written above:

ALLEN & CO.                                     MILLENCO


By:  /S/ Terry Feeney                           By:  /S/ Terence McCarth
   -------------------------------                 ----------------------------
Name:  TERRY FEENEY                             Name:  TERENCE MCCARTHY
Title: CHIEF ADMINISTRATIVE OFFICER             Title: C.O.O.





/S/ Robert A. Mackie
----------------------------------
ROBERT A. MACKIE